SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : SEPTEMBER 29, 2003

                          COMMISSION FILE NO. 0-49915


                          MT Ultimate Healthcare Corp.
                          ----------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





              Nevada                                       88-0474056
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                   43 Pulaski Street, Brooklyn, New York 11206
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  718-243-0715
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

                                  JavaJuice.net
                             150 Freeport Blvd. # 8
                              Sparks, Nevada 89431
                              --------------------
                            (FORMER NAME AND ADDRESS)

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ITEM  5.        OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

The Registrant amended its Articles of Incorporation to reflect a 1:4 reverse stock split, to re-authorize Four Hundred Million (400,000,000) shares of common stock, and to re-authorize the par value of $0.001 per share of common stock. The reverse stock split was effective on September 29, 2003 and the Registrant's new stock symbol is MTHC.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     3.1  Articles of Amendment to the Articles of Incorporation


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MT Ultimate Healthcare Corp.


September 30, 2003

/s/MacDonald Tudeme
--------------------------------
MacDonald Tudeme
Chief Executive Officer

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